Certification Pursuant to Section 906 of the Sarbanes-Oxley Act

Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, each of the undersigned officers of the Concorde Funds, Inc., does hereby certify, to such officer’s knowledge, that the report on Form N-CSR of the Concorde Funds, Inc. for the period ended March 31, 2022 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as applicable, and that the information contained in the Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of the Concorde Funds Inc. for the stated period.

/s/Gary B. Wood Gary B. Wood President/Principal Executive Officer Concorde Funds, Inc.	/s/Gregory B. Wood Gregory B. Wood Treasurer/Principal Financial Officer Concorde Funds, Inc.
Dated: June 1, 2023	Dated: June 1, 2023

This statement accompanies this report on Form N-CSR pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and shall not be deemed as filed by Concorde Funds, Inc. for purposes of Section 18 of the Securities Exchange Act of 1934.